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EXHIBIT 10.1

                     FOURTH AMENDMENT TO FINANCING AGREEMENT
THIS FOURTH AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made as of the 30th day of September, 1999, by TESSCO TECHNOLOGIES INCORPORATED (sometimes referred to herein as the "Parent"), a corporation organized under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware, WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, (each of the foregoing corporations, jointly and severally, collectively, the "Original Borrower") and CARTWRIGHT COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware ("Cartwright"), jointly and severally (the Original Borrower and Cartwright collectively, the "Borrower"), and BANK OF AMERICA, N.A., a national banking association, formerly "NationsBank, N.A.," its successors and assigns (the "Lender").

                                    RECITALS

      A. The Borrower and the Lender are parties to a Financing Agreement dated March 31, 1995 (the same as amended by First Amendment to Financing Agreement dated September 26, 1996 (the "First Amendment"), by Second Amendment to Financing Agreement dated February 28, 1997 (the "Second Amendment"), by Third Amendment to Financing Agreement dated June 13, 1997 (the "Third Amendment"), and as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $15,000,000.

      B. The Borrower has requested that the Lender extend the Borrower's Revolving Credit Facility and amend certain provisions of the Financing Agreement, which the Lender is willing to do on the condition, among others, that this Agreement be executed and delivered.

      C. The Borrower and the Lender wish to amend the Financing Agreement as set forth below.

                                   AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

      1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. The Borrower represents and warrants to the Lender as follows:

           (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and has the power and authority to own its property and to carry on its business in each jurisdiction in which the Borrower does business;

           (b) The Borrower has the power and authority to execute and deliver this Agreement


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and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement; and

           (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents to which the Borrower is a party remain in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms.

           (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents to which the Borrower is a party are true and correct on and as of the date of Borrower's execution of this Agreement; and

           (e) No Event of Default and no event which, with notice, lapse of time or both would constitute and Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Document which has not been waived in writing by the Lender.

      3. The Financing Agreement is hereby amended as follows:

           (a) The definition of "Revolving Credit Expiration Date" contained in
Section 1.1 of the Financing Agreement is hereby amended in its entirety as follows:

          "Revolving Credit Expiration Date" means September 30, 2002.

           (b) Section 2.1.3 of the Financing Agreement is hereby amended in its entirety as follows:

                  2.1.3 REVOLVING CREDIT NOTE. The obligation of the Borrower to pay the Revolving Loan with interest shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Revolving Credit Note") substantially in the form of EXHIBIT "A" attached hereto and made a part hereof, with appropriate insertions. The Revolving Credit Note shall be dated as of September 30, 1999, shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of $15,000,000. The Borrower acknowledges and agrees that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the face amount of the Revolving Credit Note, the excess shall bear interest at the rates provided from time to time for advances under the Revolving Loan evidenced by the Revolving Credit Note and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement. The Revolving Credit Note shall evidence the Borrower's obligation to repay, with interest, the AutoBorrow Advances as well as Other Advances.

           (c) Section 2.1.5 is hereby amended in its entirety as follows:

                  2.1.5 REVOLVING CREDIT UNUSED LINE FEE. The Borrower shall pay to the Lender a quarterly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") based on the average daily unused and undisbursed portion of the of the Revolving Credit Committed Amount in effect from time to time accruing during each calendar quarter, (a) at a rate equal to one-eighth of one percent (0.125%) per annum on such unused and undisbursed portion up to and including $7,500,000, and (b) at a rate equal to two-eighth of one percent (0.25%) per annum on such unused and undisbursed portion in excess of $7,500,000.

           (d) Section 5.15 of the Financing Agreement is hereby amended in its entirety as follows:

                  5.1.15 NET WORTH. Commencing October 1, 1999, the Borrower will at all times maintain a Net Worth of not less than $32,000,000. The Net Worth requirement of this Section shall be increased at the end of each fiscal quarter, commencing September 30, 2000, by 50% of the Borrower's net income (without regard to any loss) from the immediately preceding fiscal quarter.

           (e) Section 5.1.16 of the Financing Agreement is hereby deleted in its entirety, without renumbering the Sections following.

           (f) The parties acknowledge and agree that (i) the section "Senior Funded Indebtedness to EBITDA Ratio" added to the Financing Agreement by paragraph 4(e) of the First Amendment was intended to be designated "Section 5.1.19" and not "Section 5.1.18" as indicated in the First Amendment, and that
(ii) the Financing Agreement is hereby amended by designating the "Senior Funded Indebtedness to EBITDA Ratio" section to be Section 5.1.19.

      4. The Borrower and the Lender confirm that the current ratio covenant set forth in Section 5.1.14 of the Financing Agreement is and shall be not less than
1.75 to 1.0 and that the Fixed Charges Coverage Ratio covenant set forth in
Section 5.1.17 of the Financing Agreement is and shall be not less than 1.60 to 1.0.

      5. The Borrower hereby ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

      6. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, searches, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel.

      7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective


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signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS:                          TESSCO TECHNOLOGIES INCORPORATED



/s/ David M. Young                By:/s/ Robert B. Barnhill               (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          TESSCO COMMUNICATIONS
INCORPORATED



/s/ David M. Young                By:/s/ Robert B. Barnhill               (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          TESSCO INCORPORATED



/s/ David M. Young                By: /s/ Robert B. Barnhill              (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          TESSCO FINANCIAL CORPORATION



/s/ David M. Young                By:/s/ Robert B. Barnhill               (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          NATIONAL AIRTIME CORPORATION



/s/ David M. Young                By:/s/ Robert B. Barnhill               (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer


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WITNESS:                          WIRELESS SOLUTIONS INCORPORATED



/s/ David M. Young                By:/s/ Robert B. Barnhill               (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          CARTWRIGHT COMMUNICATIONS COMPANY



/s/ David M. Young                By: /s/ Robert B. Barnhill              (Seal)
-----------------------              -------------------------------------
                                     Robert B. Barnhill, Jr.
                                     President and Chief Executive Officer

WITNESS:                          BANK OF AMERICA, N. A.



/s/ David M. Young                By:/s/ Monica R. Brandes                (Seal)
-----------------------              -------------------------------------
                                     Monica R. Brandes
                                     Senior Vice President